Exhibit 10.5

GUARANTY

This Guaranty is made this 13th day of August 2010, by such Guarantors listed on the signature pages hereof (collectively, jointly and severally, “Guarantors”, and each, individually, a “Guarantor”), in favor of CCM Master Qualified Fund, Ltd. (together with its successors and assigns, “Noteholder”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Senior Secured Note, dated as of August 13, 2010 (as amended, restated, supplemented, or otherwise modified from time to time, including all schedules thereto, collectively, the “Note”), executed by WORKSTREAM INC., a corporation existing pursuant to the Canada Business Corporations Act (“Parent”), in favor of Noteholder, Parent has agreed to issue the Note to the Noteholder according to the terms and conditions set forth in the Note;

WHEREAS, each Guarantor is a direct of indirect wholly-owned Subsidiary of Parent and will receive direct and substantial benefits from the issuance of the Note;

WHEREAS, in order to induce Noteholder to make the loan under the Note, Guarantors have agreed to jointly and severally guaranty all of Parent’s obligations under and with respect to the Note; and

WHEREAS, in connection herewith, Guarantors, Parent and Noteholder have entered into that certain Security Agreement dated of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, including all schedules thereto, the “Security Agreement”), pursuant to which Guarantors and Parent (Guarantors and Parent, collectively, “Obligors” and each, individually, an “Obligor”) have granted Noteholder continuing security interests in all assets of each Obligor, as more fully set forth in the Security Agreement.

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, each Guarantor hereby agrees as follows:

1.           Definitions. All capitalized terms used herein that are not otherwise defined herein shall have the meanings given them in the Security Agreement.

2.           Guaranteed Obligations. Guarantors jointly and severally hereby irrevocably and unconditionally guaranty to Noteholder the due and punctual payment in full of all of the present and future payment and performance obligations of each Obligor arising under the Note payable to Noteholder, the Security Agreement, and the other Transaction Documents(as defined in the Notes), including, without duplication, reasonable attorneys’ fees and expenses and any interest, fees, or expenses that accrue after the filing of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding (collectively, the “Guaranteed Obligations”).

3.           Guarantors’ Representations and Warranties.  Each Guarantor represents and warrants to Noteholder that such Guarantor expects to derive substantial benefits from the issuance of the Note and the other transactions contemplated hereby. Noteholder may rely conclusively on a continuing warranty, hereby made, that such Guarantor continues to be benefited by this Guaranty and Noteholder shall have no duty to inquire into or confirm the receipt of any such benefits, and this Guaranty shall be effective and enforceable by Noteholder without regard to the receipt, nature or value of any such benefits.

4.           Unconditional Nature.  No act or thing need occur to establish any Guarantor’s liability hereunder, and no act or thing, except full payment and discharge of all of the Guaranteed Obligations, shall in any way exonerate any Guarantor hereunder or modify, reduce, limit or release any Guarantor’s liability hereunder.  This is an absolute, unconditional and continuing guaranty of payment of the Guaranteed Obligations and shall continue to be in force and be binding upon each Guarantor until the termination of this Guaranty pursuant to Section 12 hereunder.

5.           Subrogation. No Guarantor will exercise or enforce any right of contribution, reimbursement, recourse or subrogation available to such Guarantor as to any of the Guaranteed Obligations, or against any Person liable therefor, or as to any collateral security therefor, unless and until all of the Guaranteed Obligations shall have been indefeasibly paid in full and discharged.

6.           Enforcement Expenses.  Each Guarantor shall pay or reimburse Noteholder for all reasonable costs, expenses and attorneys’ fees paid or incurred by Noteholder in endeavoring to collect and enforce the Guaranteed Obligations and in enforcing this Guaranty.

7.           Obligations Absolute. Each Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than the indefeasible payment in full and discharge of the Guaranteed Obligations.  In furtherance of the foregoing and without limiting the generality thereof, each Guarantor agrees that none of its obligations hereunder shall be affected or impaired by any of the following acts or things (which Noteholder is expressly authorized to do, omit or suffer from time to time, without consent or approval by or notice to any Guarantor): (a) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all of the Guaranteed Obligations; (b) one or more extensions or renewals of the Guaranteed Obligations (whether or not for longer than the original period) or any modification of the interest rates, maturities, if any, or other contractual terms applicable to any of the Guaranteed Obligations or any amendment or modification of any of the terms or provisions of any of the Transaction Documents; (c) any waiver or indulgence granted to Parent or any other Obligor, any delay or lack of diligence in the enforcement of the Guaranteed Obligations, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any of the Guaranteed Obligations; (d) any full or partial release of, compromise or settlement with, or agreement not to sue, Parent, any other Obligor or any other Person liable in respect of any of the Guaranteed Obligations; (e) any release, surrender, cancellation or other discharge of any evidence of the Guaranteed Obligations or the acceptance of any instrument in renewal or substitution therefor; (f) any failure to obtain collateral security (including rights of setoff) for the Guaranteed Obligations, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to preserve, protect, insure, care for, exercise or enforce any collateral security; or any modification, alteration, substitution, exchange, surrender, cancellation, termination, release or other change, impairment, limitation, loss or discharge of any collateral security; (g) any collection, sale, lease or disposition of, or any other foreclosure or enforcement of or realization on, any collateral security; (h) any assignment, pledge or other transfer of any of the Guaranteed Obligations or any evidence thereof; or (i) any manner, order or method of application of any payments or credits upon the Guaranteed Obligations. Each Guarantor waives any and all defenses and discharges available to a surety, guarantor or accommodation co-obligor.

8.           Waivers by Guarantors.  Each Guarantor waives any and all defenses, claims, setoffs and discharges of Parent, or any other Obligor or Person, pertaining to the Guaranteed Obligations, except the defense of discharge by indefeasible payment in full. Without limiting the generality of the foregoing, no

Guarantor will assert, plead or enforce against Noteholder any defense of waiver, release, discharge or disallowance in any Insolvency Proceeding, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, incapacity, minority, usury, illegality or unenforceability which may be available to Parent or any other Obligor or Person liable in respect of any of the Guaranteed Obligations, or any setoff available to Noteholder against Parent or any other such Obligor or Person, whether or not on account of a related transaction. Each Guarantor expressly agrees that such Guarantor shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing the Guaranteed Obligations, whether or not the liability of Parent or any other Obligor or Person for such deficiency is discharged pursuant to statute or judicial decision.  The liability of each Guarantor shall not be affected or impaired by any voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar event or proceeding affecting, Parent or any of its assets. No Guarantor will assert, plead or enforce against Noteholder any claim, defense or setoff available to such Guarantor against Parent. Each Guarantor waives presentment, demand for payment, notice of dishonor or nonpayment and protest of any instrument evidencing the Guaranteed Obligations.  Noteholder shall not be required first to resort for payment of the Guaranteed Obligations to Parent or any other Person, or their properties, or first to enforce, realize upon or exhaust any collateral security for the Guaranteed Obligations, before enforcing this Guaranty.

9.           If Payments Set Aside, etc.  If any payment applied by Noteholder to the Guaranteed Obligations is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Parent or any other Obligor or Person), the Guaranteed Obligations to which such payment was applied shall for the purpose of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall be enforceable as to such Guaranteed Obligations as fully as if such application had never been made.

10.           Additional Obligation of Guarantors.  Each Guarantor’s liability under this Guaranty is in addition to and shall be cumulative with all other liabilities of such Guarantor to Noteholder as guarantor, surety, endorser, accommodation co-obligor or otherwise of any of the Guaranteed Obligations, without any limitation as to amount.

11.           No Duties Owed by Noteholder.  Each Guarantor acknowledges and agrees that Noteholder (a) has not made any representations or warranties with respect to, (b) does not assume any responsibility to such Guarantor for, and (c) has no duty to provide information to such Guarantor regarding, the enforceability of any of the Guaranteed Obligations or the financial condition of Parent or any other Obligor or Person.  Each Guarantor has independently determined the creditworthiness of Parent and the enforceability of the Guaranteed Obligations and until the Guaranteed Obligations are paid in full will independently and without reliance on Noteholder continue to make such determinations.

12.           Termination.  This Guaranty and the obligations of each Guarantor hereunder shall be deemed to be satisfied, released and fully discharged when all of the Guaranteed Obligations are indefeasibly paid in full and discharged.

13.           Miscellaneous.

(a)        This Guaranty may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Guaranty. Delivery of an executed counterpart of this Guaranty by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Guaranty.  Any party delivering an executed counterpart of this Guaranty by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Guaranty but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Guaranty.

(b)        Any provision of this Guaranty which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

(c)        Headings used in this Guaranty are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

(d)        The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

(e)        Unless the context of this Guaranty or any other Transaction Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and  “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.”  The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Guaranty or any other Transaction Document refer to this Guaranty or such other Transaction Document, as the case may be, as a whole and not to any particular provision of this Guaranty or such other Transaction Document, as the case may be.  Section, subsection, clause, schedule, and exhibit references herein are to this Guaranty unless otherwise specified.  Any reference in this Guaranty or in any other Transaction Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).  Any reference herein or in any other Transaction Document to the satisfaction or repayment in full of the Guaranteed Obligations shall mean the repayment in full in cash of all Guaranteed Obligations other than unasserted contingent indemnification Guaranteed Obligations.  Any reference herein to any Person shall be construed to include such Person’s successors and assigns.

(f)        This Guaranty shall be effective upon delivery to Noteholder, without further act, condition or acceptance by Noteholder, shall be binding upon each Guarantor and the successors and assigns of each Guarantor, and shall inure to the benefit of Noteholder and its participants, successors and assigns.  This Guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by each Guarantor and Noteholder.

14.           Notices.  All notices and other communications provided for hereunder shall be given in the form and manner, and delivered to such addresses, as specified in the Security Agreement.

15.           Governing Law; Jurisdiction; Service of Process; Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Guaranty shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Illinois. Each Guarantor hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of Chicago, Illinois, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper; provided, however, that any suit seeking enforcement of this Guaranty may be brought, at Noteholder’s option, in the courts of any jurisdiction where Noteholder elects to bring such action. Each Guarantor hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Guaranty and agrees that such service shall constitute good and sufficient service of process and notice thereof. Without limitation of the foregoing, each Guarantor hereby irrevocably appoints Parent as such Guarantor’s agent for purposes of receiving and accepting any service of process hereunder.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

IN WITNESS WHEREOF, this Guaranty has been duly executed by each Guarantor as of the date set forth above.

6FIGUREJOBS.COM, INC., a Delaware corporation
By:
Name:
Title:

WORKSTREAM USA INC., a Delaware corporation
By:
Name:
Title:

PAULA ALLEN HOLDINGS, INC., a Florida corporation
By:
Name:
Title:

OMNIPARTNERS, INC., a Florida corporation
By:
Name:
Title: